UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:   BlackRock Funds

                                 iShares Developed Real Estate Index Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd             Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 1/31/2019

Date of reporting period: 1/31/2019

Item 1 – Report to Stockholders

JANUARY 31, 2019

ANNUAL REPORT

BlackRock FundsSM

➢	iShares Developed Real Estate Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%
U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)
International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)
Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2019	iShares Developed Real Estate Index Fund

Investment Objective

iShares Developed Real Estate Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of real estate equities in developed markets.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended January 31, 2019, the Fund’s Institutional Shares returned 5.41%, Investor A Shares returned 5.09% and Class K Shares returned 5.48%. The benchmark FTSE EPRA Nareit Developed Index returned 4.63% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

In the first quarter of 2018, European equity markets fell in-line with the broader market amid increased market volatility and trade protectionism worries. Rising gilt yields diminished the attractiveness of defensive sectors, while ongoing political uncertainty weighed on broader market sentiment. Separately, sovereign bonds in the region sold-off. The benchmark 10-year German bund yield increased 0.07% while the same tenor of U.K. gilts increased 0.16%. On the economic front, GDP growth stabilized while the Purchasing Managers Index was slightly weaker. Still, consumer confidence indicators remained relatively elevated by historical standards as the unemployment rate continued its downward trajectory across the region.

In Asia-Pacific, Japanese equities posted solid gains (in U.S. dollar terms) during the first quarter. However, this was due to local currency appreciation, as the yen rallied over 6% against the U.S. dollar amid a flurry of safe haven bids, and as the Bank of Japan announced a slight reduction in long-end bond purchasing. Internationally, U.S. protectionism weighed on Japanese sentiment, as fears of a slowdown in global trade weighed heavily on export sensitive names. Domestically, the Moritomo Gakuen land sale controversy resurfaced, pushing Prime Minister Abe’s approval rating to all-time lows.

Throughout the second quarter of 2018, the uncertainty stemming from U.S. trade protectionism weighed on developed market equity markets. The fluid headlines regarding the acrimonious G7 summit in Quebec, the U.S. imposition of steel and aluminum imports, and the U.S. withdrawal from the Iranian nuclear deal all increased trade war fears. Elsewhere, European fragmentation remained an important risk factor throughout the second quarter. Additionally, a stronger U.S. dollar — attributed to increased trade tensions, interest rate differentials, and favorable U.S. growth conditions — also weighed on unhedged developed market equity returns in the quarter.

From a sector standpoint, energy shares outperformed, as Brent crude remained in a high trading range throughout the second quarter. Commodities rallied approximately 13% in the quarter, as the U.S. announcement of their departure from the Iran nuclear deal and re-imposition of Iranian sanctions provided an upside surprise. Separately, shares of companies in the financial sector underperformed amid subdued European rates, uncertainty stemming from anti-eurozone populism, and regulatory concerns weighed on sentiment.

In the third quarter of 2018, risk sentiment was elevated, as steady corporate earnings and economic growth supported developed markets generally in the face of rising U.S. protectionism. In Japan, equities rallied, as a 2.5% depreciation in the yen helped export names. Continued Brexit uncertainty weighed on the market, influencing a 1.5% decline in the sterling. Italy also weighed on the market, as a rift between the populist government and the European Union regarding the country’s budget plans was a source of investor concern.

By the fourth quarter of 2018, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth, and heightened macroeconomic uncertainty throughout the year. Slowing economic activity, broad-market risk-off behavior, and political uncertainty marred the Western European region.

In Asia-Pacific, a roughly 3.5% jump in the Japanese yen against the U.S. dollar weighed on the export-orientated equity market broadly. Elsewhere, Australian equities fell as the slowdown in China weighed on the country’s domestic growth prospects.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the FTSE EPRA Nareit Developed Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	iShares Developed Real Estate Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the FTSE EPRA Nareit Developed Index and in depositary receipts representing securities of the FTSE EPRA Nareit Developed Index.

(c)	A global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia.
(d)	Commencement of operations.

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)
	6-Month Total Returns	1-Year	Since Inception (b)
Institutional	3.85%	5.41%	5.48%
Investor A	3.68	5.09	5.22
Class K	3.89	5.48	5.53
FTSE EPRA Nareit Developed Index	3.38	4.63	5.11

(a)	See “About Fund Performance” on page 7 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,038.50	$1.08	$1,000.00	$1,024.15	$1.07	0.21%
Investor A	1,000.00	1,036.80	1.44	1,000.00	1,023.79	1.43	0.28
Class K	1,000.00	1,038.90	0.82	1,000.00	1,024.40	0.82	0.16

(a)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of January 31, 2019 (continued)	iShares Developed Real Estate Index Fund

Portfolio Composition

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Simon Property Group, Inc.	4%
Prologis, Inc.	3
Public Storage	2
Welltower, Inc.	2
AvalonBay Communities, Inc.	2
Vonovia SE	2
Equity Residential	2
Sun Hung Kai Properties Ltd.	2
Link REIT	2
Ventas, Inc.	2

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	53%
Japan	11
Hong Kong	8
Australia	5
Germany	4
United Kingdom	4
France	3
Canada	3
Singapore	3
Sweden	2
Switzerland	1
Other(a)	3

(a)	Other includes a 1% or less investment in each of the following countries: Belgium, Spain, Netherlands, Ireland, Luxembourg, Austria, Guernsey, Finland, Israel, Norway, New Zealand, Italy and Jersey.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on August 1, 2018 and held through January 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments January 31, 2019	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 100.1%

Equity Real Estate Investment Trusts (REITs) — 79.0%
Acadia Realty Trust(a)	137,921	$3,962,470
Activia Properties, Inc.	1,073	4,643,879
Advance Residence Investment Corp.	2,139	6,326,216
Aedifica SA	31,679	3,043,521
AEON REIT Investment Corp.	2,476	2,899,438
Agree Realty Corp.	57,417	3,791,245
Alexander’s, Inc.	3,520	1,172,371
Alexandria Real Estate Equities, Inc.	181,229	23,869,672
Allied Properties Real Estate Investment Trust	170,881	6,138,425
alstria office REIT-AG	272,035	4,094,138
American Assets Trust, Inc.	63,650	2,733,131
American Campus Communities, Inc.	232,239	10,687,639
American Homes 4 Rent, Class A	441,656	9,765,014
Americold Realty Trust	147,142	4,314,203
Apartment Investment & Management Co., Class A	262,258	12,987,016
Apple Hospitality REIT, Inc.	368,154	6,041,407
Aritis REIT	228,232	1,773,468
Ascendas Real Estate Investment Trust	4,296,471	8,761,973
Ashford Hospitality Trust, Inc.	143,918	712,394
Assura PLC	4,028,403	3,159,623
AvalonBay Communities, Inc.	234,765	45,290,864
Befimmo SA	32,205	1,931,513
Big Yellow Group PLC	261,363	3,287,684
Boardwalk REIT	62,315	1,903,193
Boston Properties, Inc.	263,398	34,734,294
Brandywine Realty Trust	300,920	4,528,846
British Land Co. PLC	1,648,377	12,417,381
Brixmor Property Group, Inc.	509,907	8,734,707
Brookfield Property REIT, Inc., Class A	215,597	3,923,865
BWP Trust	821,205	2,177,583
Camden Property Trust	150,422	14,583,413
Canadian Apartment Properties REIT	243,195	8,662,069
Capital & Regional PLC	1,010,773	384,461
CapitaLand Commercial Trust	4,155,918	5,817,689
CapitaLand Mall Trust	4,063,000	7,255,494
CBL & Associates Properties, Inc.(a)	294,073	732,242
CDL Hospitality Trusts(b)	1,298,700	1,612,220
Champion REIT	3,311,000	2,517,065
Charter Hall Retail REIT	557,613	1,847,739
Chartwell Retirement Residences	360,813	4,031,154
Chatham Lodging Trust	78,728	1,591,093
Chesapeake Lodging Trust	99,209	2,825,472
Choice Properties Real Estate Investment Trust	393,868	3,839,909
Civitas Social Housing PLC	1,044,739	1,418,239
Cofinimmo SA	37,992	5,023,273
Colony Capital, Inc.	821,458	4,986,250
Columbia Property Trust, Inc.	202,738	4,474,428
Comforia Residential REIT, Inc.	889	2,356,243
Cominar Real Estate Investment Trust(a)	301,575	2,676,178
Corporate Office Properties Trust	171,670	4,238,532
Cousins Properties, Inc.	712,434	6,305,041
Covivio	74,906	7,650,496
Crombie Real Estate Investment Trust	154,341	1,609,248
Cromwell Property Group	3,054,682	2,357,281
CubeSmart	316,602	9,798,832
Custodian REIT PLC	605,990	912,449
CyrusOne, Inc.	178,783	9,690,039
Daiwa House REIT Investment Corp.	2,940	6,923,301
Daiwa Office Investment Corp.	475	3,176,855
Derwent London PLC	170,171	7,237,760
Dexus	1,727,704	14,466,240
DiamondRock Hospitality Co.	355,193	3,608,761

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Digital Realty Trust, Inc.	349,352	$37,848,796
Douglas Emmett, Inc.	272,227	10,298,347
Dream Global Real Estate Investment Trust	302,367	2,984,665
Dream Office Real Estate Investment Trust	83,349	1,491,331
Duke Realty Corp.	606,109	17,722,627
Easterly Government Properties, Inc.	100,987	1,813,727
EastGroup Properties, Inc.	59,598	6,166,009
Empire State Realty Trust, Inc., Class A	244,039	3,772,843
Empiric Student Property PLC	1,026,341	1,294,994
EPR Properties	125,165	9,144,555
Equity Commonwealth	199,289	6,448,992
Equity LifeStyle Properties, Inc.	146,180	15,477,538
Equity Residential	610,272	44,281,336
Essex Property Trust, Inc.	112,090	30,398,808
Eurocommercial Properties NV CVA	83,541	2,706,748
Extra Space Storage, Inc.	208,263	20,536,814
F&C UK Real Estate Investment Ltd.	444,555	524,770
Federal Realty Investment Trust	124,164	16,460,421
First Industrial Realty Trust, Inc.	210,008	6,871,462
Fortune Real Estate Investment Trust	2,319,000	2,866,038
Four Corners Property Trust, Inc.	112,020	3,163,445
Franklin Street Properties Corp.	169,626	1,258,625
Frontier Real Estate Investment Corp.	768	3,136,731
Fukuoka REIT Corp.	1,274	1,989,786
Gaming and Leisure Properties, Inc.	342,365	12,838,687
GCP Student Living PLC	674,458	1,331,849
Gecina SA	89,427	13,142,412
Getty Realty Corp.	54,545	1,748,713
Global Net Lease, Inc.	119,644	2,319,897
GLP J-REIT	5,754	6,115,168
Goodman Group	3,019,553	25,699,152
GPT Group	3,065,598	12,962,374
Granite Real Estate Investment Trust	79,327	3,596,415
Great Portland Estates PLC	482,254	4,632,653
Green REIT PLC	1,147,017	1,898,387
H&R Real Estate Investment Trust	486,549	8,216,844
Hamborner REIT AG	116,454	1,222,681
Hammerson PLC	1,316,420	6,435,640
Hansteen Holdings PLC	670,545	810,447
HCP, Inc.	801,874	25,291,106
Healthcare Realty Trust, Inc.	209,076	6,751,064
Healthcare Trust of America, Inc., Class A	352,221	10,010,121
Hersha Hospitality Trust	63,403	1,174,858
Hibernia REIT PLC	1,155,524	1,737,913
Highwoods Properties, Inc.	172,016	7,623,749
Hospitality Properties Trust	275,559	7,346,403
Host Hotels & Resorts, Inc.	1,248,599	22,549,698
Hudson Pacific Properties, Inc.	260,583	8,461,130
Hulic REIT, Inc.	1,630	2,677,837
ICADE	54,984	4,630,180
Immobiliare Grande Distribuzione SIIQ SpA	81,280	575,130
Independence Realty Trust, Inc.	145,036	1,515,626
Industrial & Infrastructure Fund Investment Corp.	2,594	2,771,638
Industrial Logistics Properties Trust	4,543	97,653
InterRent Real Estate Investment Trust	168,654	1,722,544
Intervest Offices & Warehouses NV	36,334	882,292
Intu Properties PLC	1,477,014	2,242,625
Invesco Office J-REIT, Inc.	14,242	2,147,932
Investors Real Estate Trust	20,827	1,226,085
Invincible Investment Corp.	7,899	3,437,597
Invitation Homes, Inc.	508,620	11,438,864
Irish Residential Properties REIT PLC	644,748	1,106,967
Japan Excellent, Inc.	2,087	2,983,388
Japan Hotel REIT Investment Corp.	7,622	5,846,947

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) January 31, 2019	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Japan Logistics Fund, Inc.	1,495	$3,157,593
Japan Prime Realty Investment Corp.	1,442	5,881,300
Japan Real Estate Investment Corp.	2,206	12,930,739
Japan Rental Housing Investments, Inc.	2,580	2,028,450
Japan Retail Fund Investment Corp.	4,487	9,204,675
JBG SMITH Properties	177,274	6,851,640
Kenedix Office Investment Corp.	649	4,457,277
Kenedix Residential Next Investment Corp.	1,419	2,346,829
Kenedix Retail REIT Corp.	843	2,008,219
Keppel REIT	3,414,900	2,995,183
Killam Apartment Real Estate Investment Trust	147,252	1,877,142
Kilroy Realty Corp.	168,969	11,905,556
Kimco Realty Corp.	688,111	11,704,768
Kite Realty Group Trust	136,826	2,275,416
Kiwi Property Group Ltd.	2,369,270	2,330,648
Klepierre SA	340,691	11,675,124
Land Securities Group PLC	1,221,544	13,891,831
Lar Espana Real Estate Socimi SA	114,548	1,103,296
Leasinvest Real Estate SCA	3,960	426,972
Lexington Realty Trust	350,772	3,370,919
Liberty Property Trust	249,597	11,766,003
Life Storage, Inc.	77,463	7,612,289
Link REIT	3,604,500	39,621,167
LondonMetric Property PLC	1,124,900	2,770,611
LTC Properties, Inc.	67,845	3,218,567
LXI REIT PLC	608,043	988,911
Macerich Co.	230,139	10,623,216
Mack-Cali Realty Corp.	155,681	3,207,029
Mapletree Commercial Trust	3,272,710	4,282,021
Mapletree Industrial Trust	2,274,000	3,384,152
Mapletree Logistics Trust	4,132,070	4,210,798
MCUBS MidCity Investment Corp.	2,543	2,147,799
Medical Properties Trust, Inc.	618,053	11,248,565
MedicX Fund Ltd.	742,215	866,405
Mercialys SA	102,431	1,571,334
Merlin Properties Socimi SA	569,009	7,633,699
Mid-America Apartment Communities, Inc.	193,590	19,606,795
Mirvac Group	6,295,966	11,039,191
Monmouth Real Estate Investment Corp.	144,286	1,982,490
Montea SCA	16,222	1,151,197
Mori Hills REIT Investment Corp.	2,660	3,532,658
Mori Trust Sogo REIT, Inc.	1,652	2,559,063
National Health Investors, Inc.	69,142	5,756,763
National Retail Properties, Inc.	269,998	14,231,595
National Storage Affiliates Trust	94,476	2,749,252
NewRiver REIT PLC	488,471	1,415,190
Nippon Accommodations Fund, Inc.	767	4,077,660
Nippon Building Fund, Inc.	2,168	14,027,999
Nippon Prologis REIT, Inc.	3,205	6,989,738
NIPPON REIT Investment Corp.	721	2,554,021
Nomura Real Estate Master Fund, Inc.	7,026	10,068,492
Northview Apartment Real Estate Investment Trust	81,225	1,649,289
NorthWest Healthcare Properties Real Estate Investment Trust	160,710	1,306,277
NSI NV	29,436	1,239,882
Office Properties Income Trust	72,271	2,314,840
Omega Healthcare Investors, Inc.	337,868	13,578,915
Orix J-REIT, Inc.	4,451	7,779,818
Paramount Group, Inc.	349,235	5,056,923
Park Hotels & Resorts, Inc.	343,111	10,317,348
Pebblebrook Hotel Trust(a)	229,612	7,359,065
Pennsylvania Real Estate Investment Trust	113,762	838,426
Physicians Realty Trust	309,356	5,602,437
Picton Property Income Ltd.	939,241	1,096,398
Piedmont Office Realty Trust, Inc., Class A	218,454	4,229,269

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Premier Investment Corp.	2,145	$2,620,123
Primary Health Properties PLC	1,195,770	1,807,283
Prologis, Inc.	1,066,174	73,736,594
PS Business Parks, Inc.	33,818	4,910,035
Public Storage	252,537	53,669,163
QTS Realty Trust, Inc., Class A	87,324	3,677,214
RDI REIT PLC	2,183,964	889,423
Realty Income Corp.	503,272	34,569,754
Regency Centers Corp.	258,327	16,791,255
Regional REIT Ltd.(d)	529,932	710,350
Retail Estates NV	14,305	1,269,146
Retail Opportunity Investments Corp.	193,099	3,392,749
Retail Properties of America, Inc., Class A	368,231	4,654,440
Retail Value, Inc.	27,905	848,591
Rexford Industrial Realty, Inc.	156,547	5,259,979
RioCan Real Estate Investment Trust	519,439	9,855,485
RLJ Lodging Trust	294,466	5,462,344
RPT Realty	131,368	1,719,607
Ryman Hospitality Properties, Inc.	75,589	6,073,576
Sabra Health Care REIT, Inc.	300,742	6,177,241
Safestore Holdings PLC	341,270	2,582,707
Saul Centers, Inc.	19,509	1,033,197
Scentre Group	8,737,650	25,306,701
Schroder Real Estate Investment Trust Ltd.	851,747	647,947
Segro PLC	1,726,058	14,672,704
Sekisui House REIT, Inc.	6,056	4,246,536
Senior Housing Properties Trust	400,711	5,517,790
Seritage Growth Properties, Class A	53,803	2,163,419
Shaftesbury PLC	393,704	4,554,488
Shopping Centres Australasia Property Group	1,513,685	2,746,768
Simon Property Group, Inc.	524,807	95,577,851
SITE Centers Corp.	263,720	3,446,820
SL Green Realty Corp.	140,711	13,005,918
SmartCentres Real Estate Investment Trust	201,476	5,106,093
Spirit MTA REIT	74,738	584,451
Spirit Realty Capital, Inc.	145,660	5,785,615
STAG Industrial, Inc.	166,483	4,589,936
Standard Life Investment Property Income Trust Ltd.	672,052	802,131
Stockland	4,157,903	11,460,583
STORE Capital Corp.	326,964	10,567,476
Summit Hotel Properties, Inc.	171,002	1,910,092
Sun Communities, Inc.	143,303	15,750,433
Sunstone Hotel Investors, Inc.	386,094	5,521,144
Suntec Real Estate Investment Trust	3,339,400	4,791,535
Tanger Factory Outlet Centers, Inc.	153,804	3,499,041
Target Healthcare REIT Ltd.	693,386	1,027,672
Taubman Centers, Inc.	100,984	5,029,003
Terreno Realty Corp.	99,403	4,009,917
Tier REIT, Inc.	88,692	2,084,262
Tokyu REIT, Inc.	1,467	2,263,303
Triple Point Social Housing REIT PLC(d)	559,012	766,194
Tritax Big Box REIT PLC	2,524,508	4,626,779
UDR, Inc.	450,312	19,701,150
Unibail-Rodamco-Westfield(c)	43,500	7,825,009
Unibail-Rodamco-Westfield	186,553	33,551,861
United Urban Investment Corp.	4,914	7,845,677
Universal Health Realty Income Trust	22,003	1,534,049
Urban Edge Properties	187,341	3,825,503
Urstadt Biddle Properties, Inc., Class A	52,823	1,131,469
Vastned Retail NV	31,105	1,212,517
Ventas, Inc.	607,068	39,149,815
VEREIT, Inc.	1,654,965	13,372,117
VICI Properties, Inc.	683,309	14,711,643
Vicinity Centres	5,476,722	10,426,957
Vornado Realty Trust	294,259	20,571,647

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) January 31, 2019	iShares Developed Real Estate Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Warehouses De Pauw CVA	29,605	$4,323,837
Washington Prime Group, Inc.	309,085	1,755,603
Washington Real Estate Investment Trust	137,445	3,484,231
Weingarten Realty Investors	203,201	5,829,837
Welltower, Inc.	633,141	49,062,096
Wereldhave Belgium NV	3,552	324,436
Wereldhave NV	67,691	2,169,157
Workspace Group PLC	221,571	2,761,629
WP Carey, Inc.(a)	269,696	20,197,533
Xenia Hotels & Resorts, Inc.	193,123	3,624,919
Xior Student Housing NV	18,071	825,294

		2,046,974,691

Hotels, Restaurants & Leisure — 0.1%
Pandox AB	125,020	2,176,643

Real Estate Management & Development — 21.0%
ADLER Real Estate AG	46,362	741,862
ADO Properties SA(d)	48,644	2,920,072
Aeon Mall Co. Ltd.	204,800	3,404,324
Allreal Holding AG(c)	24,178	3,922,001
Aroundtown SA	1,138,481	10,070,582
Azrieli Group Ltd.	61,679	3,283,809
CA Immobilien Anlagen AG	118,743	4,248,646
Capital & Counties Properties PLC	1,263,630	4,137,906
CapitaLand Ltd.	4,266,400	10,577,332
CareTrust REIT, Inc.	139,568	3,067,705
Carmila SA	51,865	1,038,629
Castellum AB	462,223	8,762,843
Catena AB	35,283	950,464
City Developments Ltd.	801,700	5,487,155
Citycon OYJ(c)	639,906	1,308,720
CK Asset Holdings Ltd.	4,582,000	38,574,965
Daejan Holdings PLC	8,441	644,596
Deutsche Euroshop AG	85,171	2,650,484
Deutsche Wohnen SE, Bearer Shares	606,292	30,288,715
DIC Asset AG	75,673	854,396
Dios Fastigheter AB	140,280	1,006,574
Entra ASA(d)	182,290	2,641,542
F&C Commercial Property Trust Ltd.	920,064	1,568,782
Fabege AB	448,247	6,540,762
Fastighets AB Balder, B Shares(c)	165,591	5,226,064
First Capital Realty, Inc.	265,956	4,153,444
Grainger PLC	1,004,041	3,007,302
Grand City Properties SA	188,827	4,698,107
Hang Lung Properties Ltd.	3,438,000	7,527,992
Helical PLC	162,911	717,944
Hembla AB(c)	61,462	1,118,065
Hemfosa Fastigheter AB	266,149	2,362,251
Henderson Land Development Co. Ltd.	2,015,184	11,455,749
Hiag Immobilien Holding AG(c)	5,280	615,898
Hongkong Land Holdings Ltd.	1,995,300	14,353,983
Hufvudstaden AB, A Shares	184,500	3,064,190
Hulic Co. Ltd.	605,400	5,586,272
Hysan Development Co. Ltd.	1,052,000	5,474,452
Inmobiliaria Colonial Socimi SA	517,501	5,294,190
Kennedy-Wilson Holdings, Inc.	213,310	4,264,067
Klovern AB, B Shares	920,420	1,121,025
Kojamo OYJ(c)	144,599	1,489,406
Kungsleden AB	314,883	2,390,341
LEG Immobilien AG	108,283	12,720,155
Mitsubishi Estate Co. Ltd.	2,016,800	35,720,508
Mitsui Fudosan Co. Ltd.	1,608,300	39,073,407
Mobimo Holding AG, Registered Shares	10,831	2,655,096
New World Development Co. Ltd.	9,759,029	15,391,442
Nomura Real Estate Holdings, Inc.	201,400	3,911,506

Security	Shares	Value

Real Estate Management & Development (continued)
Nyfosa AB(c)	265,910	$1,437,057
Phoenix Spree Deutschland Ltd.	159,176	732,801
PSP Swiss Property AG, Registered Shares	66,545	6,846,104
Shurgard Self Storage Europe Sarl(c)	36,292	1,132,375
Sino Land Co. Ltd.	5,299,405	9,529,844
Sirius Real Estate Ltd.	1,539,174	1,267,794
Sumitomo Realty & Development Co. Ltd.	737,300	28,157,392
Sun Hung Kai Properties Ltd.	2,418,500	40,564,405
Swire Properties Ltd.	1,791,200	6,991,374
Swiss Prime Site AG, Registered Shares(c)	127,977	10,841,312
TAG Immobilien AG	215,406	5,444,122
TLG Immobilien AG	145,517	4,467,683
Tokyo Tatemono Co. Ltd.	353,800	4,302,134
UK Commercial Property REIT Ltd.	1,116,657	1,303,500
UNITE Group PLC	444,095	5,303,819
UOL Group Ltd.	844,700	4,180,203
Victoria Park AB, B Shares	54,837	224,405
Vonovia SE	883,076	44,382,150
Wallenstam AB, B Shares	285,210	2,872,175
Wharf Holdings Ltd.	2,076,000	6,274,712
Wharf Real Estate Investment Co. Ltd.	2,063,000	14,112,934
Wihlborgs Fastigheter AB	231,104	3,015,054

		545,469,071

Warrants — 0.0%

Equity Real Estate Investment Trusts (REITs) — 0.0%
Tritax Big Box REIT PLC(c)	329,283	41,893

Total Long-Term Investments — 100.1% (Cost — $2,392,815,490)		2,594,662,298

Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.65%(e)(f)(g)	2,600,102	2,600,882
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.34%(e)(g)	4,076,172	4,076,172

Total Short-Term Securities — 0.3% (Cost — $6,676,274)		6,677,054

Total Investments — 100.4% (Cost — $2,399,491,764)		2,601,339,352

Liabilities in Excess of Other Assets — (0.4)%		(10,527,782)

Net Assets — 100.0%		$2,590,811,570

(a)	Security, or a portion of the security, is on loan.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Non-income producing security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of the security was purchased with the cash collateral from loaned securities.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) January 31, 2019	iShares Developed Real Estate Index Fund

(g)

During the year ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 01/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	41,446,870	(38,846,768)	2,600,102	$2,600,882	$260,665	(b)	$(5,811)	$(2,828)
BlackRock Cash Funds: Treasury, SL Agency Shares	21,012,085	(16,935,913)	4,076,172	4,076,172	319,922		—	—

				$6,677,054	$580,587		$(5,811)	$(2,828)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts:
NIikkei 225 Index	21	03/07/19	$2,000	$5,151
Dow Jones U.S. Real Estate Index	454	03/15/19	14,964	557,822
SPI 200 Index	28	03/21/19	2,953	(7,908)

				$555,065

Derivative Financial Instruments Categorized by Risk Exposure

As of period ended, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$562,973	$—	$—	$—	$562,973

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$7,908	$—	$—	$—	$7,908

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended January 31, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$46,374	$—	$—	$—	$46,374

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$427,812	$—	$—	$—	$427,812

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) January 31, 2019	iShares Developed Real Estate Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$29,707,277

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	$1,481,448,889	$565,525,802	$—	$2,046,974,691
Hotels, Restaurants & Leisure	—	2,176,643	—	2,176,643
Real Estate Management & Development	27,859,345	517,609,726	—	545,469,071
Warrants
Equity Real Estate Investment Trusts (REITs)	41,893	—	—	41,893
Short-Term Securities	6,677,054	—	—	6,677,054

	$1,516,027,181	$1,085,312,171	$—	$2,601,339,352

Derivative Financial Instruments(a)
Assets:
Equity contracts	$562,973	$—	$—	$562,973
Liabilities:
Equity contracts	(7,908)	—	—	(7,908)

	$555,065	$—	$—	$555,065

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended January 31, 2019, transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 2 (a)	Transfers Out of Level 1 (a)
Assets:
Investments:
Common Stocks:
Equity Real Estate Investment Trusts (REITs)	$122,291,467	$(122,291,467)
Hotels, Restaurants & Leisure	1,399,801	(1,399,801)
Real Estate Management & Development	34,669,525	(34,669,525)

	$158,360,793	$(158,360,793)

(a)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

Portfolio Abbreviations

CVA — Certificaten Van Aandelen (Dutch Certificate)

REIT — Real Estate Investment Trust

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

January 31, 2019

iShares Developed Real Estate Index Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $2,573,643) (cost — $2,392,815,490)	$2,594,662,298
Investments at value — affiliated (cost — $6,676,274)	6,677,054
Cash pledged for futures contracts	818,000
Foreign currency at value (cost — $5,609,600)	5,637,887
Receivables:
Dividends — unaffiliated	6,111,591
Investments sold	4,299,575
Capital shares sold	1,677,104
Variation margin on futures contracts	171,392
Dividends — affiliated	37,280
Securities lending income — affiliated	18,783
Prepaid expenses	22,908

Total assets	2,620,133,872

LIABILITIES
Cash collateral on securities loaned at value	2,613,276
Payables:
Capital shares redeemed	26,217,480
Investment advisory fees	249,244
Trustees’ and Officer’s fees	6,656
Recoupment of past waived fees	1,797
Other accrued expenses	233,849

Total liabilities	29,322,302

NET ASSETS	$2,590,811,570

NET ASSETS CONSIST OF
Paid-in capital	$2,464,358,957
Accumulated earnings	126,452,613

NET ASSETS	$2,590,811,570

NET ASSET VALUE
Institutional — Based on net assets of $38,559,740 and 3,620,064 shares outstanding, unlimited shares authorized, $0.001 par value	$10.65

Investor A — Based on net assets of $561,064 and 52,714 shares outstanding, unlimited shares authorized, $0.001 par value	$10.64

Class K — Based on net assets of $2,551,690,766 and 240,040,438 shares outstanding, unlimited shares authorized, $0.001 par value	$10.63

See notes to financial statements.

FINANCIAL STATEMENTS	13

Statement of Operations

Year Ended January 31, 2019

iShares Developed Real Estate Index Fund

INVESTMENT INCOME
Dividends — unaffiliated(a)	$68,713,070
Securities lending income — affiliated — net	260,665
Non-cash dividends — unaffiliated	8,972,170
Dividends — affiliated	319,922
Interest — unaffiliated	8,616
Foreign taxes withheld	(3,399,220)

Total investment income	74,875,223

EXPENSES
Investment advisory	2,443,863
Service and distribution — class specific	2,480
Custodian	186,211
Professional	103,139
Registration	58,711
Trustees and Officer	43,558
Accounting services	43,167
Printing	30,901
Transfer agent — class specific	27,169
Board realignment and consolidation	4,323
Recoupment of past fees waived and/or reimbursed	1,797
Miscellaneous	42,625

Total expenses	2,987,944
Less:
Fees waived and/or reimbursed by the Manager	(16,169)
Transfer agent fees waived and/or reimbursed — class specific	(1,252)

Total expenses after fees waived and/or reimbursed	2,970,523

Net investment income	71,904,700

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(41,549,803)
Investments — affiliated	(5,811)
Futures contracts	46,374
Foreign currency transactions	(505,942)

(42,015,182)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	112,554,197
Investments — affiliated	(2,828)
Futures contracts	427,812
Foreign currency translations	(35,927)

112,943,254

Net realized and unrealized gain	70,928,072

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$142,832,772

(a)	Includes non-recurring dividends in the amount of $20,353,025.

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Developed Real Estate Index Fund
	Year Ended January 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$71,904,700	$40,056,264
Net realized gain (loss)	(42,015,182)	3,907,413
Net change in unrealized appreciation (depreciation)	112,943,254	81,279,398

Net increase in net assets resulting from operations	142,832,772	125,243,075

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(1,271,240)	(863,218)
Investor A	(22,469)	(130,575)
Class K	(83,953,138)	(64,625,682)

Decrease in net assets resulting from distributions to shareholders	(85,246,847)	(65,619,475)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	781,754,948	778,907,521

NET ASSETS(b)
Total increase in net assets	839,340,873	838,531,121
Beginning of year	1,751,470,697	912,939,576

End of year	$2,590,811,570	$1,751,470,697

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Financial Highlights

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund

	Institutional
	Year Ended January 31,					Period from 08/13/15 (a) to 01/31/16
	2019		2018	2017

Net asset value, beginning of period	$10.51		$9.97	$9.35		$10.00

Net investment income(b)	0.36	(c)	0.35	0.29		0.12
Net realized and unrealized gain (loss)	0.18		0.68	0.56		(0.64)

Net increase (decrease) from investment operations	0.54		1.03	0.85		(0.52)

Distributions(d)
From net investment income	(0.40)		(0.45)	(0.23)		(0.13)
From net realized gain	(0.00	)(e)	(0.04)	(0.00	)(e)	—

Total distributions	(0.40)		(0.49)	(0.23)		(0.13)

Net asset value, end of period	$10.65		$10.51	$9.97		$9.35

Total Return(f)
Based on net asset value	5.41%		10.36%	9.09%		(5.19	)%(g)

Ratios to Average Net Assets
Total expenses	0.20	%(h)	0.22%	3.91	%(i)	2.89	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.20%		0.22%	0.29	%(i)	0.29	%(j)

Net investment income	3.50	%(c)	3.37%	2.94	%(i)	2.66	%(j)

Supplemental Data
Net assets, end of period (000)	$38,560		$29,007	$307		$326

Portfolio turnover rate	23%		4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.85%.

See notes to financial statements.

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)

	Investor A
	Year Ended January 31,					Period from 08/13/15 (a) to 01/31/16
	2019		2018	2017

Net asset value, beginning of period	$10.48		$9.95	$9.35		$10.00

Net investment income(b)	0.29	(c)	0.29	0.23		0.09
Net realized and unrealized gain (loss)	0.22		0.70	0.61		(0.61)

Net increase (decrease) from investment operations	0.51		0.99	0.84		(0.52)

Distributions(d)
From net investment income	(0.35)		(0.42)	(0.24)		(0.13)
From net realized gain	(0.00	)(e)	(0.04)	(0.00	)(e)	—

Total distributions	(0.35)		(0.46)	(0.24)		(0.13)

Net asset value, end of period	$10.64		$10.48	$9.95		$9.35

Total Return(f)
Based on net asset value	5.09%		10.01%	8.93%		(5.26	)%(g)

Ratios to Average Net Assets
Total expenses	0.62	%(h)	0.56%	2.27	%(i)	3.65	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.49%		0.49%	0.49	%(i)	0.49	%(j)

Net investment income	2.86	%(c)	2.78%	2.24	%(i)	2.00	%(j)

Supplemental Data
Net assets, end of period (000)	$561		$3,323	$1,539		$28

Portfolio turnover rate	23%		4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 35%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact on the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.79%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Developed Real Estate Index Fund (continued)

	Class K
	Year Ended January 31,					Period from 08/13/15 (a) to 01/31/16
	2019		2018	2017

Net asset value, beginning of period	$10.49		$9.95	$9.35		$10.00

Net investment income(b)	0.36	(c)	0.32	0.26		0.10
Net realized and unrealized gain (loss)	0.18		0.71	0.60		(0.61)

Net increase (decrease) from investment operations	0.54		1.03	0.86		(0.51)

Distributions(d)
From net investment income	(0.40)		(0.45)	(0.26)		(0.14)
From net realized gain	(0.00	)(e)	(0.04)	(0.00	)(e)	—

Total distributions	(0.40)		(0.49)	(0.26)		(0.14)

Net asset value, end of period	$10.63		$10.49	$9.95		$9.35

Total Return(f)
Based on net asset value	5.48%		10.41%	9.12%		(5.17	)%(g)

Ratios to Average Net Assets
Total expenses	0.15	%(h)	0.17%	0.32	%(i)	3.21	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.14%		0.17%	0.19	%(i)	0.24	%(j)

Net investment income	3.53	%(c)	3.08%	2.65	%(i)	2.27	%(j)

Supplemental Data
Net assets, end of period (000)	$2,551,691		$1,719,140	$911,094		$4,640

Portfolio turnover rate	23%		4%	11%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 28%, respectively, resulting from a non-recurring dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02% for the year ended January 31, 2017.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 5.40%.

See notes to financial statements.

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. iShares Developed Real Estate Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
JPMorgan Securities LLC	$45,110	$(45,110)	$—
Morgan Stanley & Co LLC	310,045	(310,045)	—
Merrill Lynch, Pierce, Fenner & Smith	328,054	(328,054)	—
Citigroup Global Markets, Inc.	1,890,434	(1,890,434)	—

	$2,573,643	$(2,573,643)	$—

(a)

Cash collateral with a value of $2,613,276 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty, if any, is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.12% of the average daily value of the Fund’s net assets.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides, for that portion of the Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Institutional	Investor A	Class K
Service Fee	—%	0.25%	—%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended January 31, 2019, the amount of $2,480 is the class specific service and distribution fees borne directly by Investor A shares of the Fund.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, record keeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

For the year ended January 31, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended January 31, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Total
$164	$305	$5,382	$5,851

For the year ended January 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Total
$18,304	$2,208	$6,657	$27,169

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended January 31, 2019, the amounts waived were $11,846.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through May 31, 2019 The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended January 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Institutional	0.29%
Investor A	0.49
Class K	0.24

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through May 31, 2019, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. Investor A shares waived and/or reimbursed an amount of $1,252.

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended January 31, 2019, the amount reimbursed was $4,323.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended January 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Fund Level	Institutional	Investor A	Class K	Total
$1,797	$—	$—	$—	$1,797

On January 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring January 31,
	2020	2021
Fund Level	$—	$—
Institutional	—	—
Investor A	1,833	1,252
Class K	—	—

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on January 31, 2019:

2019
Fund Level	$150,962
Institutional	—
Investor A	216
Class K	—

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (continued)

Prior to January 1, 2019, the Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended January 31, 2019, the Fund paid BTC $56,232 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended January 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended January 31, 2019, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$27,009,291	$9,450,840	$(916,920)

7.	PURCHASES AND SALES

For the year ended January 31, 2019, purchases and sales of investments and excluding short-term securities and in-kind subscriptions, were as follows: $803,628,323 and $455,122,938, respectively.

For the year ended January 31, 2019, purchases and sales related to in-kind subscriptions were $501,564,943.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended January 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of January 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	01/31/19	01/31/18
Ordinary income	$84,228,112	$61,570,127
Long-term capital gains (a)	1,018,735	4,049,348

	$85,246,847	$65,619,475

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$28,326,165
Net unrealized gains(a)	99,946,728
Qualified late-year losses(b)	(1,820,280)

$126,452,613

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions, the realization for tax purposes of unrealized gains/losses on certain futures and the timing and recognition of partnership income.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,501,505,449

Gross unrealized appreciation	$233,257,858
Gross unrealized depreciation	(133,426,713)

Net unrealized appreciation	$99,831,145

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended January 31, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the real estate investment trusts (REITs) sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended January 31, 2019		Year Ended January 31, 2018
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,226,168	$12,328,421	2,756,008	$28,881,639
Shares issued to shareholders in reinvestment of distributions	125,396	1,267,551	82,254	862,252
Shares redeemed	(492,569)	(5,012,105)	(107,930)	(1,128,371)

Net increase	858,995	$8,583,867	2,730,332	$28,615,520

Investor A
Shares sold	36,084	$357,375	212,912	$2,186,165
Shares issued to shareholders in reinvestment of distributions	2,218	22,469	12,432	129,661
Shares redeemed	(302,798)	(3,039,049)	(62,858)	(653,387)

Net increase (decrease)	(264,496)	$(2,659,205)	162,486	$1,662,439

Class K
Shares sold	121,073,540	$1,221,621,865	69,984,690	$723,561,323
Shares issued to shareholders in reinvestment of distributions	7,861,641	79,271,414	6,166,683	64,384,418
Shares redeemed	(52,853,789)	(525,062,993)	(3,756,282)	(39,316,179)

Net increase	76,081,392	$775,830,286	72,395,091	$748,629,562

Total Net Increase	76,675,891	$781,754,948	75,287,909	$778,907,521

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended January 31, 2018 were classified as follows:

Share Class	Net Investment Income	Net Realized Gain
Institutional	$779,920	$83,298
Investor A	119,802	10,773
Class K	59,556,443	5,069,239

Undistributed (distributions in excess of) net investment income as of January 31, 2018 were $(19,055,989).

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares Developed Real Estate Index Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of iShares Developed Real Estate Index Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of January 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2019, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended January 31, 2017 and the period August 13, 2015 (commencement of operations) to January 31, 2016 of the Fund were audited by other auditors whose report dated March 24, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 27, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by iShares Developed Real Estate Index Fund during the fiscal year ended January 31, 2019

	Payable Dates
Qualified Dividend Income for Individuals(a)	04/12/18	2.69%
	07/20/18	8.11
	10/12/18	8.12
	12/17/18	8.12
Qualified Business Income(a)	04/12/18	7.98
	07/20/18	42.44
	10/12/18	42.50
	12/17/18	42.50
Qualified Interest Income and Short-Term Capital Gains for non-U.S. Residents(b)	04/12/18	0.23
	07/20/18	0.50
	10/12/18	0.44
	12/17/18	0.48

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.000849 per share and $0.003519 per share to shareholders of record on July 18, 2018 and December 13, 2018, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	27

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019); Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	40 RICs consisting of 187 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	40 RICs consisting of 187 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	40 RICs consisting of 187 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	40 RICs consisting of 187 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	40 RICs consisting of 187 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President – Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	40 RICs consisting of 187 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	40 RICs consisting of 187 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	40 RICs consisting of 187 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	40 RICs consisting of 187 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	40 RICs consisting of 187 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	40 RICs consisting of 187 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	40 RICs consisting of 187 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	40 RICs consisting of 187 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	29

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 299 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 299 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc.,55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31, of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Multi-Asset Complex and the Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, California 94105

Accounting Agent and Custodian

State Street Bank and

Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment

Servicing (US), Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	31

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock FundsSM with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,848	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	33

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DREI-1/19-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Developed Real Estate Index Fund	$26,520	$26,520	$0	$0	$14,100	$16,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Developed Real Estate Index Fund	$14,100	$16,800

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	April 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	April 5, 2019